SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.   )

Filed by the  Registrant  [ x ]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12

                               SYNERGY BRANDS INC.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies

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2.  Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction  computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

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4.  Proposed maximum aggregate value of transaction:

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5.  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

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2.   Form, Schedule or Registration Statement No.

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3.   Filing Party:

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4.   Date Filed:

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                                      -1-

                               SYNERGY BRANDS INC.
                               223 Underhill Blvd.
                                Syosset, NY 11791

                                 PROXY STATEMENT
                                       and
                       2007 ANNUAL REPORT TO STOCKHOLDERS

                                PROXY STATEMENT

     This statement is furnished as notice of and in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Synergy Brands Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on June 27, 2008 at 10:00 AM at the Melville Marriott, Melville New York. The items of business to be voted upon at the annual meeting to which this proxy statement relates are: 1. Election of Directors, 2. Ratification of independent auditing firm for 2008, 3. Such other matters as may properly come before the meeting, including any continuation of the meeting caused by any adjournment or any postponement of the meeting. The telephone number is 516-714-8200. Please refer to the Safe Harbor Statement and other information about factors which could cause future results to differ materially from forward-looking statements, expectations and assumptions expressed and/or implied in this publication as such are more particularly included in the Company's filed annual report on Form 10K, incorporated herein by reference and available on the Company's website at www.sybr.com. The Company is a reporting Company as defined in Regulation 12B of the Securities Exchange Act of 1934 and files electronically with the SEC the Company's quarterly 10Q and Year-end 10-K reports and interim Form 8K reports. The general public may read and copy any materials the Company has filed with the SEC at the SEC Public Reference Room at 450 Fifth Street NW, Washington DC. The general public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC which website can be accessed at www.sec.gov. Filed reports by the Company may be viewed at the SEC Edgar filing website to which the Company's homepage website is directly linked. Information on the Company's website is not deemed to be incorporated by reference into this report except as otherwise specifically listed within this report.

     This  Proxy  Statement  and   accompanying   proxy  card  are  first  being
distributed on or about May 10, 2008 and is being made available for viewing on the Company's website.

     This  year,  we have  voluntarily  elected  to  take  advantage  of  recent
Securities and Exchange Commission rules that allow us to (i) mail our stockholders a Notice of Internet Availability of Proxy Materials and a proxy card, (ii) provide access to our proxy materials at www.proxyvote.com, and (iii) mail a printed copy of the proxy materials to any stockholder who requests it. Next year we will be required to comply with these rules.

     Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials provides instructions on how to view our proxy materials for the Annual Meeting at www.proxyvote.com and, if desired, instruct us to send you future proxy materials electronically via email. Choosing to receive your future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remian in effect until you terminate it.

                                VOTING PROCEDURES

     Stockholders of record at the close of business on May 1, 2008 will be entitled to vote at the Meeting. On April 30, 2008 there were outstanding 11,894,838 shares of Common Stock and a similar amount is expected to be outstanding as of the record date set for the Meeting, par value $.001 per share ("Common Stock"), each of which being entitled to one vote at the Meeting, 93,213 shares of Class A Preferred Stock, par value $.001 per share ("Class A Preferred") each of which being entitled to 13 votes at the Meeting (vote is controlled by Mair Faibish, Chief Executive Officer of the Company) and 285,000 shares of Series A Class B and 80,000 shares of Series B Class B ("Class B Preferred") without any voting power at the Meeting ( such Preferred Stock together with the Common Stock, collectively hereinafter referred to as the "Company Shares"). Holders of the Common Stock and the Class A Preferred Stock will vote as a single class as to all matters to come before the Meeting. A Shareholder List disclosing shareholders of record on May 1, 2008 shall be made available for inspection by shareholders entitled to vote at the Annual Meeting at the location of the Meeting on the date of the Meeting and at least 10 days in advance of the Meeting at the Company's principal offices.

     The By-Laws of the Company (the "By-Laws") provide that the holders of a minimum of one third of the votes represented by the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. The By-Laws further provide that the directors of the Company shall be elected by a plurality vote, and that, except as otherwise provided by statute, the Certificate of Incorporation of the Company, or the By-Laws, all other matters coming before the meeting shall be decided by the vote of a majority of the number of votes represented by the Company Shares present in person or represented by proxy at the Meeting and entitled to vote thereat where a quorum is present.

     Votes cast at the Meeting will be counted by the persons appointed by the Company to act as inspectors of election for the Meeting. The inspectors of election will treat Company Shares represented by a properly executed and returned proxy as present at the Meeting for purpose of determining a quorum. Abstention and broker non-votes with respect to particular proposals will not affect the determination of a quorum.

     Five directors will be elected by a plurality of the votes represented by the Company Shares present, in person or by proxy, and entitled to be cast at the Meeting where a quorum is present. The Board of Directors of the Company has recently been reduced to five members, effective as of the date of such election. Accordingly, abstentions and broker non-votes as to the election of directors will have no effect thereon. All other matters to come before the Meeting require the approval of a majority of the votes represented by all Company Shares present at the meeting and entitled to vote thereon, therefore abstentions as to particular proposals will have the same effect as votes against such proposals. Broker and other non-votes as to particular proposals will not, however, be deemed to be a part of the voting power present with respect to such proposals and will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals except as to those proposals, if any, requiring a majority vote of all Company Shares.

     The Board of Directors solicits proxies in the enclosed form to provide an opportunity for every eligible stockholder to vote on all matters to come before the Meeting, whether or not he or she attends in person. If proxies in the enclosed form are properly executed and returned (which may also be accomplished by completion and submission via the Internet - see instructions provided), the Company Shares represented thereby will be voted at the Meeting in accordance with stockholder direction in the applicable proxy. Proxies in the enclosed form upon presentation unless otherwise designated thereon will be voted FOR the election of each nominated director, and FOR the election of Holtz Rubenstein Reminick LLP as the Company's auditors for the fiscal year ending December 31, 2008, such being all of the proposals presently existing for shareholder vote at the Meeting. Any stockholder executing a proxy may revoke that proxy or submit a revised one at any time before it is voted. A stockholder may also attend at the Meeting in person and vote by ballot, thereby cancelling any proxy previously given. Except for the proposals hereinabove mentioned, Company management expects no other matters to be presented for action at the Meeting. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented unless otherwise specified in the Proxy.

                               PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy material to their principals, and the Company will reimburse them for their reasonable expenses in doing so. The Company's transfer agent, American Stock Transfer and Trust Company, will assist it in the solicitation of proxies from brokers and nominees. The fees for the services of the transfer agent are included in the monthly fees paid by the Company, however, the Company will reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services. Certain employees of the Company, who will receive no compensation for their services other than their regular remuneration, may also solicit by telephone, telegram, telex, telecopy, or personal interview.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the Meeting, five directors are to be elected to a one-year term and to hold office until their successors are elected and qualified. The Board of Directors of the Company has recently been reduced to five members, effective as of the date of such election. The Board of Directors consists of one class, which serves for a one-year term or until their successor is elected and qualifies. The persons named in the enclosed form of proxy intend to vote such proxy, unless otherwise directed, FOR the election of each of the directors nominated to serve on the Board to serve until the fiscal 2008 Annual Meeting of Stockholders or other dates for proposed election of new directors. If contrary to present expectation, any of the nominees should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the Board.

         The current nominees are:

                  Mair Faibish
                  Frank A. Bellis Jr.
                  Lloyd Miller
                  Joel Sebastian
                  Bill Rancic

     These persons presently constitute the complete current Board of Directors of the Company (with the addition of Randall J. Perry, Esq. who is not seeking re-election, his seat on the Board being eliminated in the reduction of the Board to five members, which reduction is to be effective as of the date of re-election of the remainder of the Board). The Company's Governance and Nominating Committee has proposed, considered and endorsed these candidates for re-election.

   INFORMATION CONCERNING DIRECTORS, EXECUTIVE OFFICERS AND DIRECTOR NOMINEES.

     Set forth below is certain information concerning current directors, executive officers and director nominees. Each of the persons listed as a Nominee is are nominated to serve as a director for fiscal year 2008 and/or until their successor is elected and qualified.

                                                                     Year First
                                                                      Elected A
         Name of Director/Nominee    Age       Position                Director
         ---------------            ---       --------                 --------

         Mair Faibish                48     Chairman and Chief
                                            Executive Officer
                                            and Director                  1989
                                            Nominee

         Mitchell Gerstein           52     Chief Financial Officer        N/A
                                            Treasurer and Secretary

         Randall J. Perry*           53     Director                      2002

         Frank A. Bellis Jr.         54     Director                      2003
                                            Nominee

         Lloyd  Miller               53     Director
                                            Nominee                       2004

         Joel Sebastian              66     Director
                                            Nominee                       2004

         Bill Rancic                 36     Director
                                            Nominee                       2004

     * Mr. Perry is a current Board member but is not seeking re-election as his Board seat has been eliminated in the reduction of the Board to five members, which reduction is effective as of the date of election of the Board as made the subject of this Proxy Statement

     MAIR FAIBISH. Mr. Faibish has been CEO since January 1, 2000, prior thereto he served as Executive Vice President, Chief Financial Officer and a Director of the Company since May 1989. He serves on the Employee Compensation Committee and the Executive Committee. From 2001 to the present Mr. Faibish serves (for no compensation) as the Chairman of Columbia University's Alumni Representative Committee for Suffolk County New York responsible for coordinating admission interviews for prospective student candidates. Mr. Faibish is a graduate of Columbia University (MS-1983).

     MITCHELL GERSTEIN. Mr. Gerstein has been Treasurer since March 1994, Vice President of the Company since June 1991, Controller and Treasurer of the Company since March 1992, Secretary of the Company since 1991 to March 1994, a position he resumed in January 1995 and Chief Financial Officer since January 1, 2000. Mr. Gerstein is a gradute of Baruch College (1978).

     RANDALL J. PERRY has acted in the past and is presently retained as corporate and securities counsel for the Company. Mr. Perry is an attorney licensed and practicing in New Jersey, New York and Pennsylvania. Mr. Perry has been in active law practice since 1981. Mr. Perry is a graduate of Penn State University (1975 BA) and Seton Hall University Law Center (JD 1980). Mr. Perry is licensed to practice law in New Jersey, New York and Pennsylvania.

     FRANK A. BELLIS JR. has been a director since August 2003. Mr. Bellis was the former president of the Claridge Casino Hotel in Atlantic City, NJ (currently owned by Harrah's Entertainment. NYSE: HET) until December 2002. Previously, Mr. Bellis was the chief legal officer, CEO and a director of the Claridge from 1991 to 2002.

     Currently, Mr. Bellis is the president of Provinceline Associates, LLC, a company dedicated to providing advice to companies in financial or management transition In addition, Mr.Bellis is a principal in The Pharos Group, LLC, an organizational development company which assists its clients in building high performance leadership teams.

     Mr. Bellis' other current directorships include:

     Norwood Promotional Products, one of the largest suppliers of promotional products in the United States, where he also serves as CEO.

     Caring, Inc., a not-for-profit, that provides assisted living services to its clients.

     The Seton Hall Law School Board of Visitors.

     Mr. Bellis graduated with an AB degree from Brown University (1975) and from Seton Hall University School of Law (1982) with a JD degree. He is presently admitted to practice law in the state of New Jersey as well as before the US District Court for the District of New Jersey, the US Court of Appeals for the Third Circuit and the US Supreme Court.

     JOEL SEBASTIAN. Mr. Sebastian is currently Vice President of Special Projects for Bozzuto's Inc., a Connecticut based consumer product distributor. Mr. Sebastian did serve on the Board of Directors of Food Marketing Institute
(FMI) acting as Chairman of such company's Vendex and ABC Convention Committees. Mr. Sebastian has past experience as Director of Grocery Merchandising for Pegnataro's, Director of Purchasing and varied other management positions for Sweet Life Foods, various management authority with Supervalu culminating in his position as Vice President of Category Management for the New England Region previous to the transfer of such part of Supervalu to C&S Wholesalers in Bratelboro, VT whereafter Mr. Sebastian returned to Bozzuto's in his present management position there. Mr. Sebastian is a member of various consumer merchandising trade associations and has served in the past on advisory boards and management committees with IGA, Ralston Purina, Connecticut Food Association, FDI (Formerly NAWGA) and Emeritus of North East Food Distributors Association) and currently serves as Chairman of FDI's Vendex and ABC Convention Committees. Mr. Sebastian has also schooled with the Levinson Institute and a vast array of consumer product distribution training seminars and has been guest speaker at numerous related trade association seminars, conferences and conventions including those sponsored by the American Marketing Association, Nestle Foods and Grocery Manufacture's of America, NEWFDA, the Frozen Food Association of New England, the Connecticut/Western Mass Knights of the Grip, Grocery Manufacturer Representatives of New England, Food Marketing Institute and numerous universities and colleges.

     LLOYD MILLER. Mr. Miller is an independent investor. He has served on numerous corporate boards and is currently active in reorganizations and restructuring projects. Mr. Miller currently serves as a director of Stamps.com, American Banknote, Aldila, Inc., Gene Logic and Pharmos. He is a member of the Chicago Board of Trade and the Chicago Stock Exchange. He is a Registered Investment Advisor. Mr. Miller received his B.A. from Brown University.

     BILL RANCIC is the founder and current president of The Ranley Group trading as Cigars Around the World ("CAW"), the stock ownership of which in June 2003 was purchased by Gran Reserve Corporation, itself a subsidiary of Synergy Brands Inc. Mr. Rancic is presently under contract to continue his activities with CAW until the end of FY-2006. CAW was founded in 1995. CAW is a supplier/distributor of premium cigar products with principal offices and distribution facilities in Chicago Illinois. Mr. Rancic is the winner of the NBC Show The Apprentice and continues to be employed by the show. Mr. Rancic is a 1992 Graduate of Loyola University Chicago with a Bachelor's Degree in criminal justice.

     Messrs. Sebastian, Rancic, Bellis and Miller meet, to the best knowledge of the Company, the independence standards set by the Securities and Exchange Commission and NASDAQ except for the affiliate status of Lloyd Miller, which does not provide an independence standard for he sitting as a member of the Audit Committee but does not disallow him from being otherwise considered an independent member of the Company's Board of Directors, such that if all nominees for directorships are elected the Broad of Directors of the Company will be majority independent. The Company has no set policy on Director attendance but does encourage full participation, most meetings of the Board historically being by telephonic and other communication with decision making accomplished by written consent mainly for convenience of the members, most not being physically situated near the Company's business sites.

                              CORPORATE GOVERNANCE

     Directors are elected at the annual meeting of stockholders and hold office until their successors have been duly elected and qualified, or until the earlier of their death, resignation, removal or failure to be re-elected. In the interim between such annual meetings the existing Board of Directors may increase or decrease the number of directors on the Board and fill any vacancies thereby or otherwise created, such other members to serve until their successors are duly elected by the shareholders of the Company entitled to vote thereon or they terminate their role as Director in some fashion and thereby create an interim vacancy to be filled. The Company has decided and the current Board of Directors has authorized a reduction in the Board to five members with the Board seat currently occupied by Randall J. Perry, Esq. being eliminated, effective as of the date of election of the Board at the annual meeting made the subject of this Proxy Statement. The reduction in the number of persons constituting the Board and the termination of the seat currently occupied by Randall J. Perry, Esq. were not arranged based on any disagreements with the Company on any matter and Mr. Perry did not serve on any committees of the Board.

     The Board of Directors has primary responsibility of directing the management of the business and affairs of the Company. The Board currently consists of six members.

     The Company has an Audit Committee, an Executive Committee, Executive Compensation Committee, an Employee Compensation Committee and a Governance and Nominating Committee.

     The Audit Committee is presently comprised of Frank A. Bellis Jr. (Chair), Joel Sebastian and Bill Rancic and its functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan and results of their examination of the consolidated financial statements and determining the independence of such accountants. The Audit Committee also has primary responsibility for reviewing all related party transactions. However, it is the Company's policy that all related party transactions be approved by a majority of the disinterested directors of the Company. Such directors will not be required to make a determination that each related party transaction meets a fairness test, but will decide whether the transaction is in the best interest of the Company. The Audit Committee is comprised totally of independent directors as required by appropriate SEC and NASDAQ regulation. A copy of the Audit Committee Charter is included on the Company's website.

     The Company believes that Frank A. Bellis, Jr. is qualified as an "audit committee financial expert" as defined by the Securities and Exchange Commission and NASDAQ.

     The Executive Committee is presently comprised of Joel Sebastian and Mair Faibish and is responsible for establishing policies and procedures relating to the administration and operation of the Company.

     The Executive Compensation Committee, presently consisting of Frank A. Bellis, Jr. and Joel Sebastian, the Company's two independent non-employee directors, is authorized to review and make recommendations with respect to compensation of officers and key employees. They also administer the Company's 1994 Services and Consulting Compensation Plan, as amended (the "1994 Option Plan"), with respect to compensation of directors (except non-employee directors) and officers and consultants of the Company.

     The Employee Compensation Committee, presently consisting of Frank A. Bellis, Jr., Lloyd Miller and William Rancic, is authorized to review and make recommendations with respect to compensation of employees who are not officers or directors.

     The Governance and Nominating Committee presently consists of Joel Sebastian, Lloyd Miller and Frank A. Bellis Jr. all of whom the Company believes meet the independence qualifications as set by appropriate regulation of the SEC and NASDAQ. Such committee assists the full Board of Directors in identifying and recommending individuals qualified to become directors and will consider all qualified nominees recommended by shareholders. The Board of Directors has adopted a charter for the Governance and Nominating Committee, a copy of which is included on the Company's website.

     The Nominating Committee will seek candidates for an open director position by soliciting suggestions from Committee members, the Chairman of the Board, incumbent directors, senior management and/or others. The Committee also may retain a third-party executive search firm to identify candidates from time to time. Additionally, the Committee will consider any unsolicited recommendation for a potential candidate to the Board from Committee members, the Chairman of the Board, other Board members, management and shareholders.

     The Governance and Nominating Committee will consider nominees recommended by any shareholder of the Company who delivers timely notice of the nomination in proper written form to the Company's Secretary at the Company's principal executive office. To be timely, the notice must be received not less that the time allowed for other shareholder proposals seeking entry onto the agenda for the next following Annual Meeting. The notice must include certain biographical information about both the proposed nominee and the shareholder submitting the proposal as well as disclose the number of shares of Company Common Stock owned by each of the proposed nominee and the shareholder making the proposal. The proposal must also contain the proposed nominee's written signed consent to being named as nominee in the proxy statement and to serving on the Board of Directors if nominated and subsequently elected.

     The Governance and Nominating Committee does not set specific minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.

     The policy adopted by the Committee provides that nominees recommended by stockholders are given appropriate consideration in the same manner as other nominees.

     The  Board  of  Directors  will  be   responsible   for  making  the  final
determination    regarding    prospective   nominees   after   considering   the
recommendations of the Committee.

     Executive officers serve at the discretion of the Board of Directors, subject to any employment agreement between the executive officer and the Company.

     The Board of Directors and its Committees voted by unanimous or majority (on notice to others not voting) written consent in lieu of votes taken and recorded at formal meetings with respect to all actions taken during the year ended December 31, 2007 and thereafter in 2008 although four formal meetings of the Board of Directors were held by telephone conference. The Audit Committee met also telephonically on four occasions. All present directors attended at the 2006 Annual Meeting of Shareholders except for Mr. Miller. Mr. Bellis, Mr. Sebastian and Mr. Rancic.

     None of the present or nominated directors or respective officers of the Company have over the last two fiscal years been involved in any material transactions with the Company wherein the amount of money involved exceeded $120,000 except that the Company has paid to Mr. Perry on retainer the sum of $125,000 for 2006 and 2007 for legal services rendered on behalf of the Company, Mair Faibish has received a salary from the Company in excess of $120,000 (See Executive Compensation-Summary Compensation Table infra) and Lloyd Miller and his affiliated trust Milfam I lent to the Company such financing Closing January 19, 2007, and having been increased by amendment upon which closing and funding occurred April 15, 2007, a total of $8 million, the first payment on such loan having been made in March 2007, and as of March 31, 2008 the principal amount thereof remaining outstanding was $7,156,000. The proceeds thereof were utilized to satisfy other higher interest bearing debt previously owed to IIG Capital, with balance thereof reserved for working capital needs of the Company. Mr. Miller has also lent the Company $2,375,000 for asset acquisitions, the first payment on such loan having been made in December 2007, and as of March 31, 2008 the principal amount thereof remaining outstanding was $2,345,000. These financings were reviewed by the Company's Audit Committee and full Board of Directors and determined to be fair and reasonable, and disclosure was made by the Company in 8K filings with the SEC on January 22, 2007, April 10, 2007, and May 23, 2007 such filings being incorporated by referenced herein. No other material transactions involving the officers and/or directors of the Company and the Company are proposed where the amount to be paid exceeds $120,000 except that the Company anticipates continuing to pay for legal services to Randall J. Perry to similar extent in fiscal 2008. There are also no common affiliations between the Company and officers and/or directors in any other business or entity, to the best knowledge of the Company and no legal proceedings involving securities issues or any bankruptcy proceedings and/or criminal proceedings are pending or have existed within the last five years involving any officers and/or directors of the Company or any officers, directors and/or affiliates of the Company as an adverse party to the Company.

     No officer or director or affiliate thereof is or in the last fiscal year has been in debt to the Company in excess of $60,000.

     The Company has adopted a code of conduct for its senior executive and financial officers (the "Code of Conduct"), a copy of which is included on the Company's website. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Conduct in accordance with the rules and regulations of the SEC.

             COMPENSATION OF DIRECTORS/ NON-EMPLOYEE DIRECTOR PLAN

     Directors and committee members who are part of management serve as such without compensation but are reimbursed for their reasonable out-of-pocket expenses in attending meetings of the Board and its committees. Pursuant to the Company's S-8 Option Plan, directors who are not employees of the Company are granted annually $30,000 and an additional $10,000 as to the members of the Company's Audit Committee payable immediately upon their election or reelection to the Board of Directors payable in stock or cash as they may request, stock issued being at a price equal to fair market value on the date of grant.

                            RECOMMENDATION AND VOTE

     The Board of Directors recommends the election of the nominees listed above as directors of the Company to hold office until the next annual meeting or until their successors are elected and qualified. The affirmative vote of a plurality of the votes represented by the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the meeting shall require attendance in person and/or by proxy by at least one-third amount of the potential votes outstanding.

                          PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 30, 2008 information regarding the beneficial ownership of the Company's voting securities (i) by each person who is known to the Company to be the owner of more than five percent of the Company's voting securities, (ii) by each of the Company's directors, and (iii) by all directors and executive officers of the Company as a group each share of Common Stock being entitled to one vote and Class A Preferred Stock being entitled to 13 votes per share:

                                   Amount and Nature of
                                   Beneficial Ownership       Percent of Class
Name and Address of                Common     Preferred       Common   Preferred
Beneficial Owner                    Stock       Stock         Stock     Stock
---------------------               -----       -----         -----     -----

Mair Faibish (1).............      297,168     93,213         2.49%      100%
223 Underhill Blvd.
Syosset, NY 11791

Mitchell Gerstein............          -0-         -0-           -0-          --
223 Underhill Blvd.
Syosset, NY 11791


Randall J. Perry...........            -0-         -0-           -0-          --
44 Union Avenue
PO Box 108
Rutherford, NJ 07070

Lloyd I. Miller III    . ..        3,227,972       -0-          27.13%        --
4550 Gordon Drive
Naples, Florida 34102


Frank A. Bellis Jr.                   9,150        -0-           0.07%        --
223 Underhill Blvd.
Syosset, NY 11791

Joel Sebastian                        -0-          -0-           -0-          --
223 Underhill Blvd.
Syosset, NY 11791

Bill Rancic
223 Underhill Blvd.
Syosset, NY 11791                    98,566        -0-           0.82%        --

All Officers and Directors
as Group(1).................      3,632,856     93,213          30.51%    100.0%

     (1) Mr. Faibish owns the 93,213 shares of Class A Preferred Stock outstanding. Each share of Class A Preferred Stock is entitled to 13 votes on all matters on which Common Stock may vote. Accordingly, the percentage of overall voting power of the Company's voting securities beneficially owned by Mair Faibish and all officers and directors as a group is increased accordingly to 11.51% and 36.96% respectively.

                        PROPOSAL 2. ELECTION OF AUDITORS

     The Board of Directors, on the recommendation and vote of the Audit Committee, has appointed Holtz Rubenstein Reminick LLP as independent auditors for the Company for the fiscal year ending December 31, 2008. Although not required to do so, the Board has proposed and recommends that the firm of Holtz Rubenstein Reminick LLP be elected by the Company's Shareholders at the Annual Meeting as the Company's auditors for the year ending December 31, 2008. Effective January 20, 2004, the Company's Board of Directors first approved the engagement of Holtz Rubenstein Reminick LLP to serve as the Company's independent public accountants for the fiscal 2004 audit and they have continuously acted as the Company's auditors since such time.

     During the Company's two most recent fiscal years, the report of Holtz Rubenstein Reminick LLP on the audited financial statements of the Company did not contain any qualifications and there were no disagreements with Holtz Rubenstein Reminick LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Holtz Rubenstein Reminick LLP, would have caused them to make reference to the subject matter of the disagreements in their reports for such fiscal years. More specifically such auditors have not questioned or advised:

     (a) that the Company's internal controls necessary for the Company to develop reliable financial statements do not exist, or

     (b) that any information has come to such auditor's attention that has led it to no longer be able to rely on management's representations or that has made such auditors unwilling to be associated with the financial statements prepared by Company's management, or

     (c) of the need to expand significantly the scope of its audit, or that information has come to the auditor's attention that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the auditor's dismissal, or for any other reason, the auditor did not so expand the scope of its audit or conduct such further investigation; or

     (d) that information has come to the auditor's attention that it has concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the auditor's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the auditor's dismissal, or for any other reason, the issue has not been resolved to the auditor's satisfaction prior to its dismissal.

     During the Company's two most recent fiscal years the Company did not consult with Holtz Rubenstein Reminick LLP, regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements by it's auditors that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event regarding any prior auditors utilized by the Company,

     During fiscal 2006 and 2007, and in connection with the audit of the Company's fiscal 2006 and 2007 financial statements, Holtz Rubenstein Reminick LLP provided various audit and non-audit services to the Company as follows:

     (a) AUDIT FEES: Aggregate fees billed by the Company's auditors for professional services rendered for the audit of the Company's fiscal year annual financial statements, and quarterly reviews, for 2007 were $235,000, and for 2006 were $170,000.

     (b) AUDIT RELATED FEES: None. (both years)

     (c) TAX RELATED FEES: Aggregate fees billed by the Company's auditors for fees related to tax filings by the Company in 2007 were $30,000 and in 2006 were $45,000.

     (d) ALL OTHER FEES:  NONE

     The Audit Committee of the Board has considered whether provision of the services described in sections (b),(c) and (d) above is compatible with maintaining the independent accountant's independence and determined that such services have not adversely affected the independence of Holtz Rubenstein Reminick.

     A representative of Holtz Rubenstein Reminick LLP is expected to be present at the meeting and will be given an opportunity to make a statement if the representative desires to do so. Said representative should also be available to respond to appropriate questions from shareholders of the Company.

                            RECOMMENDATION AND VOTE

     The Company's full Board of Directors and its Audit Committee, recommend the election of Holtz Rubenstein Reminick LLP to serve as auditors for the Company for the fiscal year ended December 31, 2008 and until successors are elected and qualified. The affirmative vote of a majority of the votes represented by the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the Meeting shall require attendance in person and/or by proxy by at least one-third amount of potential votes outstanding.

                                 OTHER BUSINESS

     Management knows of no other business, which is to be presented for action at the meeting. Should any other matters properly come before the meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgment.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person are urged to execute and return the enclosed proxy to which no postage need be affixed if mailed in the United States.

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

     The goal of our named executive officer compensation program is the same as our goal for operating the company to create long-term value for our shareowners. Toward this goal, we have designed and implemented our compensation programs for our named executives to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareowners and to encourage them to remain with the company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment and retention objectives. These elements consist of salary, life insurance and retirement benefits. In deciding on the type and amount of compensation for each executive, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each executive in a manner we believe optimizes the executive's contribution to the company.

Compensation Objectives

     Performance. Our executives who are identified in the Summary Compensation Table (whom we refer to as our named executives) have a combined total of over 30 years with our company, during which they have held different positions and been promoted to increasing levels of responsibility. The amount of compensation for each named executive reflects his superior management experience, continued high performance and exceptional career of service to the company over a long period of time. Base salary and bonus are designed to reward annual achievements and be commensurate with the executive's scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

     Alignment. We seek to align the interests of the named executives with those of our investors by evaluating executive performance on the basis of key financial measurements which we believe closely correlate to long-term shareowner value, including revenue, operating profit, earnings per share, operating margins, and cash flow from operating activities, and we compare status of our executive compensation with that of similar companies

     Retention. There are no written employment agreements with our executives and therefore no commitment from them to any particular term of employment. Our senior executives may be presented with other professional opportunities, including ones at potentially higher compensation levels. We attempt to retain our executives by using continued service as a determinant of total pay opportunity, including availability of retirement and insurance benefits.

Implementing Our Objectives

     Determining Compensation. We rely upon our judgment in making compensation decisions, after reviewing the performance of the company and carefully evaluating an executive's performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the company, current compensation arrangements and long-term potential to enhance shareowner value. Specific factors affecting compensation decisions for the named executives include:

     * key financial measurements such as revenue, operating profit, EBITDA, operating margins, and cash flow;

     * strategic objectives such as acquisitions, dispositions, joint ventures, and globalization;

     *  promoting  commercial   excellence  by  marketing  new  or  continuously
     improving products or services and attracting and retaining customers;

     * achieving specific operational goals for the company or particular business led by the named executive, including improved productivity, simplification, risk management and effective business communication;

     * achieving excellence in their organizational structure and among their employees; and

     * supporting our company's values by promoting a culture of unyielding integrity through compliance with law and our ethics policies, as well as commitment to community leadership and diversity.

     We generally do not adhere to rigid formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. We consider competitive market compensation paid by other public companies, but we do not attempt to maintain a certain target percentile within a peer group or otherwise rely on those data to determine executive compensation. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment. We do not use our company's stock performance as a guide but rather rely mainly on our company's business performance in determining salaries and other executive compensation.

     No Employment and Severance Agreements. Our named executives do not have employment, severance or change-of-control agreements. Our named executives serve at the will of the Board, which enables the company to terminate their employment with discretion as to the terms of any severance arrangement. This is consistent with the company's performance-based employment and compensation philosophy. In addition, our policies on employment, severance and retirement arrangements help retain our executives by subjecting to forfeiture significant elements of compensation that they have accrued over their careers at our company if they leave the company prior to retirement.

     Role of ECC and CEO. The Executive Compensation Committee (ECC) has primary responsibility for assisting the Board in developing and evaluating potential candidates for executive positions, including the CEO, and for overseeing the development of executive succession plans. As part of this responsibility, the ECC oversees the design, development and implementation of the compensation program for the CEO and the other named executives. The ECC evaluates the performance of the CEO and determines CEO compensation in light of the goals and objectives of the compensation program. The CEO and the ECC together assess the performance of the other named executives and determine their compensation, based on initial recommendations from the CEO. The other named executives do not play a role in their own compensation determination, other than discussing individual performance objectives with the CEO.

     Role of Compensation Consultant. Neither the company nor the ECC has any contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of senior executive or director compensation. Our company has not used the services of any compensation consultant in matters affecting senior executive or director compensation. In the future, either the company or the ECC may engage or seek the advice of other compensation consultants.

     Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company's CEO or any of the company's four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for "qualifying performance-based" compensation (i.e., compensation paid only if the individual's performance meets pre-established objective goals based on performance criteria approved by shareowners). For 2007, there were no executive compensation elements designed to satisfy the requirements for deductible compensation within such limitation, and all as presently situated appear to meet the applicable deductibility parameters.

     Potential Impact on Compensation from Executive Misconduct. If the Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the company's financial results, seeking reimbursement of any portion of performance-based or incentive compensation paid or awarded to the executive that is greater than would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Elements Used to Achieve Compensation Objectives

Annual cash compensation

     Base salary. Base salaries for our named executives depend on the scope of their responsibilities, their performance, and the period over which they have performed those responsibilities. Decisions regarding salary increases take into account the executive's current salary and the amounts paid to the executive's peers within and outside the company. Base salaries are reviewed approximately every 12 months, but are not automatically increased if the ECC believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with the company's primary intent of offering compensation that is contingent on the achievement of performance objectives.

     Bonus. Each year the CEO reviews with the ECC the company's full-year financial results against the financial, strategic and operational goals established for the year, and the company's financial performance in prior periods. Based on that review, the ECC determines on a preliminary basis, and as compared to the prior year, an estimated appropriation to provide for the payment of cash bonuses to employees. After reviewing the final full year results the ECC and the Board determine what if any bonuses to be awarded. The ECC, with input from the CEO with respect to the other named executives, uses discretion in determining for each individual executive the current year's bonus and the percent change from the prior year's bonus. They evaluate the overall performance of the company, the performance of the business or function that the named executive leads and an assessment of each executive's performance against expectations, which were established at the beginning of the year. The bonuses also reflect (and are proportionate to) the consistently increasing and sustained annual financial results of the company. No bonuses have been awarded for performance in 2007. The salaries paid and the annual bonuses awarded to the named executives in 2007 are discussed below and shown in the Summary Compensation Table.

Equity awards

     The Company did not have in 2007 any equity based incentive programs focusing on its executive officers, but stock options have been issued in the past. When implemented in the past, the company's equity incentive compensation program was designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executive with our shareowners' and retain the executives through the term of the awards. We have in the past considered the grant size and the appropriate combination of stock options and grants when making award decisions. In the past, the amount of equity incentive compensation granted was based upon the strategic, operational and financial performance of the company overall and reflected the executives' then expected contributions to the company's future success. Existing ownership levels are not a factor in award and other compensation determination, as we do not want to discourage executives from holding significant amounts of the company's stock. We have in the past expensed stock option grants under Statement of Financial Accounting Standards 123, Share-Based Payment (SFAS 123), as revised

     Pension Plans. An important retention tool is the company's pension plans. We balance the effectiveness of these plans as a compensation and retention tool with the cost to the company of providing them. The company provides annual retirement benefits under the Company's 401 (K) Plan covering employees 21 years of age and older who have completed at least six months of continuous services.

Directors' Compensation

     The current compensation and benefit program for non-management directors is designed to achieve the following goals; compensation should fairly pay directors for work required for a company of similar size and character as the Company, compensation should align directors' interests with the long term interests of shareowners; and the structure of the compensation should be simple, transparent and easy for shareowners to understand. The table included hereinafter on non-management director's compensation the Company believes reflects such goal implementation elements.

     Set forth below are tables showing (i) in summary form, the compensation paid to Mair Faibish and Mitchell Gerstein, the only executive officers of the Company for the fiscal years ended December 31, 2006 and 2007: and (ii) the options and stock appreciation rights (SARs) granted to such executives in 2006 and 2007.

                           SUMMARY COMPENSATION TABLE


                                                                                         Value of
                                                                                       Supplemental
                                                                  Stock       Option   Life Insurance   401K Pension
                                     Year     Salary     Bonus    Awards      Awards     Premiums           Plan          Total
Mair Faibish                        2007     $189,600      -        -           -         $44,146          $7,268      $241,014
President and Chief Executive       2006     $204,600      -        -           -         $44,146          $5,688      $254,434
Officer

Mitchell Gerstein                   2007      $91,200      -        -           -           -              $3,496       $94,696
Vice  President and Chief           2006      $96,200      -        -           -           -              $2,886       $99,086
Financial Officer


     There were no stock appreciation rights (SARs) given to any of the officers or directors of the Company. There are no outstanding SARs held by officers and/or directors of the Company and no stock options held by officers and/or directors of the Company in fiscal year 2007. No Long-Term Incentive Plan awards have been granted by the Company to any of its officers and/or directors in fiscal year 2007. In the fiscal year 2007 there were no adjustments made to the exercise price of any outstanding stock options held by officers and/or directors of the Company other than an adjustment identical to adjustment made in all outstanding Company stock as may have transpired.

Director Compensation

Director Compensation is 2007 was as follows:


Name of director      Fees earned or     Stock awards (2)   Option Awards      All other         Total
                      paid in cash (1)                                         compensation

Mair Faibish          -0-                -0-                -0-                -0-              -0-

Lloyd Miller          -0-                $15,000            -0-                -0-              $15,000

Joel Sebastian        $40,000            -0-                -0-                -0-              $50,000

Bill Rancic           $40,000            -0-                -0-                -0-              $40,000

Frank Bellis          $40,000            -0-                -0-                -0-              $40,000

Randall Perry         $30,000            -0-                -0-                -0-              $30,000



     (1) This column reports the amount of cash compensation earned in 2007 for Board and committee service.

     (2) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year or the fair value of DSUs granted in 2007 in accordance with SFAS 123R. Fair value is initially calculated using the closing price of the Company's stock on the date of grant, and is then evaluated at the end of every reporting period and adjusted for a more recent stock price.

Compensation Committee Interlocks and Insider Participation

     All decisions with respect to the stock compensation of the Company's executive officers and key employees are made by the Executive Compensation Committee, which is comprised of Mr. Frank A. Bellis, Jr. and Mr. Sebastian. Neither Mr. Bellis nor Mr. Sebastian are officers or employees of the Company nor were they at any time.

     All decisions with respect to the compensation of employees who are not officers or key employees are made by the Employee Compensation Committee which is comprised of Frank A. Bellis, Jr., Lloyd Miller and William Rancic.

                             AUDIT COMMITTEE REPORT

     The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Committee's activities regarding oversight of the Company's financial reporting and auditing process.

     The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and it operates under a written charter adopted by the Board of Directors, a copy of which may be found on the Company's website . The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principals, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Holtz Rubenstein Reminick LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     Some of the Audit Committee members may be professional accountants or auditors, but their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

     Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

     The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, "Communication with Audit Committees" and Statement on Auditory Standards No. 90 "Audit Committee Communication".

     The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

     Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2007.

                                        Audit Committee:

                                        Bill Rancic
                                        Frank A. Bellis Jr.
                                        Joel Sebastian

* Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the aforesaid and following reports of the Audit Committee or the Company's Board of Directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

             REPORT OF THE BOARD OF DIRECTORS ON ANNUAL COMPENSATION

ADMINISTRATION OF COMPENSATION PROGRAM

     The Executive Compensation Committee is responsible for establishing and administering the stock compensation policies applicable to the Company's executive officers.

     Prior to the establishment of the Committee, decisions with respect to the compensation of the Company's executive officers have been made by the Board of Directors.

COMPENSATION POLICY

     The goals of the Company's executive compensation policy are to (i) attract and retain qualified executives and (ii) ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. To achieve these goals, the Company's executive compensation policy will reward executives for long term strategic management and the enhancement of stockholder value by integrating annual base compensation with other forms of incentive compensation based upon corporate results and individual performance. Measurement of corporate performance will be primarily based on the level of achievement of Company goals and upon Company performance levels compared with industry performance levels.

     The Committee will obtain compensation survey data where available for similar industries to be used as a guide to establish compensation levels to be competitive with and comparable to other companies in its industry group.

FISCAL 2007 EXECUTIVE COMPENSATION PROGRAM

     The Company's fiscal 2007 executive compensation program was comprised exclusively of base salary. During fiscal 2007 Mr. Faibish, and Mr. Gerstein, the Company's executive officers, did not receive material base salary increases. The decisions not to grant increases were made by the Board of Directors based on the Company's performance and financial condition. The compensation program described below will be implemented by the Independent Compensation Committee on a going forward basis.

     BASE SALARY. The Executive Compensation Committee will review and approve all salary changes and stock grants for executive officers. The Committee will base its approval of such salary changes on: (i) performance of the executive,
(ii) Company performance, (iii) experience, and (iv) external salary surveys.

     ANNUAL INCENTIVE. The Company may use annual performance incentives to focus management on achieving financial and operating results. The Company may establish a bonus pool for executive officers for a particular year or years, from which bonuses will be paid at the discretion of the CEO and President upon approval of the Committee, except that bonuses awarded to the CEO and President will be at the discretion of the Committee based on the financial performance of the Company.

     LONG TERM INCENTIVE. The primary purpose of the long-term incentive compensation plan (the "Plan") is to link management pay with the long term interests of stockholders. The Executive Compensation Committee will use stock options to achieve this link. The grant of options at 100 percent for the fair value assures that the executive officers will receive a benefit only when stock price increases.

     The amount of options granted is based on comparative data on the estimated value of long term compensation for other industry executives. In determining annual stock option grants, the Executive Compensation Committee bases its decision on the individual's performance and potential to improve stockholder value.

COMPENSATION OF DIRECTORS

     The Company's executive officers do not receive any compensation for their services as Directors; however, such officers are reimbursed for their reasonable out-of-pocket expenses in attending any meetings of the Board and/or its committees. The Company's non-employee Directors, on the other hand, each receive compensation for their services in the form of a grant of $30,000 in cash and/or value of shares of the Company's Common Stock immediately upon their election or re-election to the Board and an additional $10,000 in stock for those being members on the Company's Audit Committee. This compensation where paid in stock is granted pursuant to the Company's Stock Option Plan for Non-Employee Directors (the "Option Plan"), and issued at fair market value at the date of the grant.

EMPLOYMENT CONTRACTS

     There are no Employment Contracts at present.

CONCLUSION

     The Board of Directors and the Independent Compensation Committee believe that the quality and motivation of management make a significant difference in the long term performance of the Company. The Board of Directors and the Committee also believe that a compensation program which rewards performance that meets or exceeds high standards also benefits the stockholders, so long as there is an appropriate downside risk element to compensation when performance falls short of such standards. The Board of Directors and the Committee are of the opinion that the Company's management compensation program meets these requirements, has contributed to the Company's success, and is deserving of stockholder support and that the Compensation Discussion and Analysis is contained in this report accurately describes the Company's Executive and Director Compensation principles.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER COMPENSATION PLANS

     Following is information as of the end of fiscal year 2007 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

     The following is a summary of such stock option transactions for the years ended December 31, 2007 and 2006 in accordance with the Option Plan and other restricted stock option agreements:

                                                              Weighted-
                                              Number           average
                                              of shares     exercise price
                                             -----------   ------------------
       Outstanding at January 1, 2006          300,000       $   2.07
           Cancelled/Forfeited                (300,000)         (2.07)
                                             -----------   ------------------
       Outstanding at December 31, 2006           -               -
                                             -----------   ------------------
       Outstanding at December 31, 2007           -               -
                                             ===========   ==================

       Shares available for grant

         December 31, 2007                   8,472,380
                                             =========
         December 31, 2006                   7,270,913
                                             =========


     The Company has also reserved 100,000 shares for a stock option plan ("Option Plan") for nonemployee, independent directors, which entitles each nonemployee, independent director an option to purchase 10,000 shares of the Company's stock immediately upon election or re-election to the Board of Directors. Options granted under the Option Plan will be at the fair market value on the date of grant, immediately exercisable, and have a term of ten years. The Company had no options outstanding and exercisable and 84,000 shares available for grant at December 31, 2007 and 2006.

ANNUAL REPORT

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2006, which includes audited financial statements, has been previously mailed to stockholders and the 2007 Annual Report is included as is being mailed to shareholders herewith. Such reports are incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herewith.

FORM 10-K

     The Company will provide without charge to each person whose Proxy is being solicited, a copy (without exhibits) of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission. Any request therefore should be addressed to the Company at the address given at the beginning of this report. A copy thereof as filed with the Securities and Exchange Commission is also available for review on the SEC Edgar filing website to which the Company's home page website is directly linked. The Form 10-K of the Company for 2007 is incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herein.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     If any stockholder desires to present a proposal for action at the Company's annual meeting to be held in 2009, such proposal must be in compliance with applicable laws and Securities and Exchange Commission regulations and must be received by the Company on or prior to December 31, 2008.

     The Company's Board of Directors has adopted a policy and established procedures for the Company's shareholders to communicate with members of the Board of Directors. Shareholders can communicate with any of the Company's directors, including the Chairperson of any of the committees of the Board of Directors by writing to a director c/o Synergy Brands Inc., at the Company's executive offices. Shareholders may communicate their concerns directly to the entire Board or specifically to management or non-management members of the Board. Such communications may be confidential or anonymous, if and as so designated.

SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it with respect to fiscal 2006 and 2007 or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with.

DOCUMENTS INCORPORATED BY REFERENCE

     The Company's 10K Report for fiscal year ended December 31, 2007 and certain other periodic reports filed by the Company with the SEC as otherwise referenced herein, available for review through the Company's website as described at the outset of this Proxy Statement and copies thereof shall be made available to any shareholder requesting same in writing to the Company at its address also stated there.

OTHER DOCUMENTS NOT A PART OF THIS PROXY STATEMENT

     This Proxy Statement is being distributed to stockholders as part of a larger publication containing other documents and information of interest to stockholders concerning the Annual Meeting including Appendix A which contains the Annual Report to Shareholders, including Management's Discussion and Analysis and the Consolidated Financial Statements; and Appendix B, which contains Other Stockholder Information. All of this information not specifically part of this Proxy Statement, and certain information in this Proxy Statement, specifically the Audit Committee Report (other than any information contained therein not permitted to be so excluded), the report on 2007 Executive
Compensation and the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission under or pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 as currently in effect and shall not be deemed to be incorporated by reference into any filing by the Company under such Acts, unless specifically provided otherwise in such filing.

                       By Order of the Board of Directors

                                Mitchell Gerstein
                                    Secretary
April 30, 2008
Melville, NY

                                    EXHIBIT A
                               SYNERGY BRANDS INC.
                 CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

     A director who meets all of the following categorical standards shall be presumed to be "independent" ("Company" shall include all subsidiaries thereof):

     * During the past five years the Company has not employed the director, and has not employed (except in a non-officer capacity) any of his or her immediate family members.

     * During the past five years, the director has not been employed (or affiliated with) the Company's present or former auditors, nor has any of his or her immediate family members been so employed or affiliated (except in a non-officer capacity not involving the Company's business).

     * During the past five years, neither the director, nor any of his or her immediate family members, has been part of an "interlocking directorate" in which an executive officer of the Company serves on the compensation (or equivalent) committee of another company that employs the director.

     * The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company's present or former auditors.

     * The director is not employed by (or affiliated with) a significant supplier or customer of the Company. For the purposes of this categorical standard, a supplier or customer shall be considered significant if its sales to, or purchases from the Company represent more than (i) 1 % of the sales of the customer or supplier or (ii) 1 % of the Company's revenues.

     * During the past five years, the director has not had a personal services contract with the Company, its chairman, chief executive officer or other executive officer, or any affiliate of the Company.

     * The director is not an employee, officer or director of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through the provision of services, more than $100,000 per annum or 1% of the total annual donations received (whichever is less).

     *The director does not, either directly or indirectly as a partner, shareholder or officer of another company own more than 5% of the Company's common stock (for purposes of being eligible to sit as a member of the Audit Committee but not necessarily as a Board member).

                                      EX-A1

                                    EXHIBIT B
                               SYNERGY BRANDS INC.
                               223 UNDERHILL BLVD.
                                SYOSSET, NY 11791
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mair Faibish and Mitchell Gerstein, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated herein, all of the shares of the common stock, par value $.001 per share, of Synergy Brands Inc. the "Company"), held of record by the undersigned on at the 2007 Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held on June 27, 2008, and any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED IN THE PROXY STATEMENT, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS PRESENTED FOR SHAREHOLDER VOTE AT THE ANNUAL MEETING.

1. PROPOSAL TO ELECT THE FOLLOWING PERSONS TO SERVE AS THE BOARD OF DIRECTORS FOR SYNERGY BRANDS INC. FOR ONE YEAR FROM THE EFFECTIVE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS TO WHICH THIS PROXY RELATES OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

MAIR FAIBISH
FRANK A. BELLIS JR.
LLOYD MILLER
JOEL SEBASTIAN
BILL RANCIC

FOR { }   AGAINST { }  ABSTAIN { }

2. PROPOSAL TO ELECT HOLTZ RUBENSTEIN REMINICK LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

FOR { }   AGAINST { }  ABSTAIN { }

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

FOR  { }  AGAINST { } ABSTAIN { }

                                      -EX-B1-

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW { }

PLEASE EXECUTE THIS PROXY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER
AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

SIGNATURE:                             DATE:


SIGNATURE:                             DATE:


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                      -EX-B2-